PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SUPPLEMENT DATED AUGUST 29, 2011 TO

PROSPECTUS DATED JULY 31, 2011

Northern Trust Investments, Inc. is scheduled to increase the expense reimbursements it provides to certain Northern Funds, effective as of January 1, 2012. This increase in expense reimbursements will have the effect of reducing the Total Annual Fund Operating Expenses paid by investors. The following chart illustrates the increase in expense reimbursements:

Fund	Total Annual Fund Operating Expenses After Expense Reimbursement	Operating Expense Reduction	Total Annual Fund Operating Expenses After Expense Reimbursement Effective 1/1/2012
Arizona Tax-Exempt	0.75%	-0.30%	0.45%
California Intermediate Tax-Exempt	0.75%	-0.30%	0.45%
California Tax-Exempt	0.75%	-0.30%	0.45%
High Yield Municipal	0.85%	-0.05%	0.80%
Intermediate Tax-Exempt	0.75%	-0.30%	0.45%
Short-Intermediate Tax-Exempt	0.71%	-0.25%	0.46%
Tax-Exempt	0.75%	-0.30%	0.45%

These new contractual expense reimbursement arrangements are expected to continue from implementation until at least
July 31, 2012.

Please retain this Supplement with your Prospectus for future reference.